                                                                    Exhibit 99.3

                     DISCREET LOGIC INC. AND SUBSIDIARIES
                        PRO FORMA FINANCIAL STATEMENTS

On December 2, 1997, Discreet Logic Inc. ("Discreet") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Lantern Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Discreet ("Merger Sub") and Lightscape Technologies, Inc., a Delaware corporation ("Lightscape"). On December 30, 1997, pursuant to the Merger Agreement, and upon the satisfaction of certain closing conditions, Merger Sub merged (the "Merger") with and into Lightscape with Lightscape as the surviving corporation and a wholly-owned subsidiary of Discreet. The aggregate purchase price for Lightscape includes the assumption of approximately $5.7 million of net liabilities (of which approximately $3.4 million was paid at closing), not including costs associated with the transaction, and up to $6.8 million in contingent consideration to be paid only if certain revenue objectives are achieved by Lightscape in calendar 1998 and 1999. The acquisition has been accounted for as a purchase.

The pro forma statements do not purport to be indicative of the results which would actually have been reported if the acquisition had been effected at August 1, 1996 or which may be reported in the future. The following pro forma financial statements reflect the impact of the acquisition on the previously reported financial statements of Discreet, in accordance to the basis of presentation disclosed in note 1 to the pro forma financial statements.


   The accompanying notes are an integral part of these combined pro forma statements.

                     DISCREET LOGIC INC. AND SUBSIDIARIES

                       PRO FORMA COMBINED BALANCE SHEET
                           AS AT SEPTEMBER 30, 1997
       (All amounts in thousands of U.S. dollars, except for share data)
                                  (unaudited)

                                                                  Discreet Logic    Lightscape as  Note   Pro forma         Pro
                                                                  --------------    -------------  ----   ---------         ---
                                                                   as reported         reported          Adjustments       Forma
                                                                   -----------         --------          -----------       -----
                               ASSETS
Current Assets:
   Cash and cash equivalents.....................................    $   16,522        $       20                         $ 16,542
   Cash restricted for settlement of class action litigation.....        10,800                 -                           10,800
   Accounts receivable (less reserves for doubtful accounts).....        29,416               450                           29,866
   Inventories...................................................        14,558                 -                           14,558
   Other current assets..........................................         5,165               142                            5,307
                                                                     ----------        ----------                         --------
                                                                         76,461               612                           77,073
Property and equipment--less accumulated depreciation and
 amortization....................................................         9,134               588                            9,722
Deferred income taxes............................................         2,467                 -                            2,467
Purchased research and development...............................             -                 -    (1)      5,800              -
                                                                                                     (2)     (5,800)             -
Other assets.....................................................         6,310                29    (1)      1,087          7,426
Assets held for resale...........................................         4,186                 -                            4,186
                                                                     ----------        ----------                         --------
                                                                     $   98,558        $    1,229                         $100,874
                                                                     ==========        ==========                         ========
           LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses.........................    $   50,712        $    1,836    (1)      1,200       $ 53,748
   Deferred revenue..............................................         9,039               177                            9,216
   Income taxes payable..........................................         4,945                 -                            4,945
   Current portion of obligation under capital lease.............             -               205                              205
   Customer deposits.............................................           429                 -                              429
   Other liabilities.............................................             -             3,005    (1)      1,377          4,382
                                                                     ----------        ----------                         --------
                                                                         65,125             5,223                           72,925
                                                                     ----------        ----------                         --------
   Deferred income taxes.........................................         1,060                 -                            1,060
   Obligations under capital lease...............................             -               313                              313
   Other long-term liabilities...................................             -                 3                                3

Shareholders' Equity:
   Capital Stock.................................................        91,941             6,624    (1)     (6,624)        91,941
   Accumulated deficit...........................................       (57,742)          (10,934)   (1)     10,934        (63,542)
                                                                                                     (2)     (5,800)

   Cumulative translation adjustment.............................        (1,826)                -                           (1,826)
                                                                     ----------        ----------                         --------
      Total shareholders' equity.................................        32,373            (4,310)                          26,573
                                                                     ----------        ----------                         --------
                                                                     $   98,558        $    1,229                         $100,874
                                                                     ==========        ==========                         ========

    The accompanying notes are an integral part of these pro forma combined financial statements.

                     DISCREET LOGIC INC. AND SUBSIDIARIES

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED JUNE 30, 1997

     (All amounts in thousands of U.S. Dollars, except for per share data)

                                  (Unaudited)

                                                        Discreet            Lightscape     Note    Pro forma             Pro
                                                        --------            ----------     ----    ---------             ---
                                                        Logic as            as reported           adjustments           Forma
                                                        --------            -----------           -----------           -----
                                                        reported
                                                        --------


Total revenues....................................... $   101,924           $     1,897                               $ 103,821
Cost of revenues.....................................     (47,571)               (1,078)                                (48,649)
                                                      -----------           -----------                               ---------
  Gross profit.......................................      54,353                   819                                  55,172
                                                      -----------           -----------                               ---------
Operating expenses:
  Research and development (net of tax credits)......       9,708                 1,903        (3)        256            11,867
  Sales and marketing................................      23,206                 3,688                                  26,894
  General and administrative.........................       6,396                   739                                   7,135
  Litigation and related settlement expenses.........       6,500                     -                                   6,500
  Write-off of purchased research and development....       9,800                     -        (2)      5,800            15,600
                                                      -----------           -----------                               ---------
     Total operating expenses........................      55,610                 6,330                                  67,996
                                                      -----------           -----------                               ---------
     Operating income (loss).........................      (1,257)               (5,511)                                (12,824)
Other income (expense), net..........................         991                  (464)                                    527
                                                      -----------           -----------                               ---------
   Income before income taxes........................        (266)               (5,975)                                (12,297)
Provision for income taxes...........................       6,489                     2                                   6,491
                                                      -----------           -----------                               ---------
   Net income (loss)................................. $    (6,755)          $    (5,977)                              $ (18,788)
                                                      ===========           ===========                               =========
Earnings (Loss) Per Share:
   Basic............................................. $     (0.24)                                                    $   (0.67)
                                                      ===========                                                     =========
Weighted average common shares outstanding
   Basic.............................................      27,948                                                        27,948
                                                      ===========                                                     =========




The accompanying notes are an integral part of these pro forma combined financial statements.

                     DISCREET LOGIC INC. AND SUBSIDIARIES

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997

     (All amounts in thousands of U.S. Dollars, except for per share data)

                                  (Unaudited)

                                                        Discreet            Lightscape     Note    Pro forma             Pro
                                                        --------            ----------     ----    ---------             ---
                                                        Logic as            as reported           adjustments           Forma
                                                        --------            -----------           -----------           -----
                                                        reported
                                                        --------

Total revenues....................................... $    38,405           $       658                               $  39,063
Cost of revenues.....................................     (17,280)                 (377)                                (17,657)
                                                      -----------           -----------                               ---------
  Gross profit.......................................      21,125                   281                                  21,406
                                                      -----------           -----------                               ---------
Operating expenses:
  Research and development (net of tax credits)......       3,512                   313        (3)         64             3,889
  Sales and marketing................................       7,433                   426                                   7,859
  General and administrative.........................       1,884                   217                                   2,101
  Write-off of purchased research and development....      21,000                     -                                  21,000
                                                      -----------           -----------                               ---------
     Total operating expenses........................      33,829                   956                                  34,849
                                                      -----------           -----------                               ---------
     Operating income (loss).........................     (12,704)                 (675)                                (13,443)
Other income (expense), net..........................         377                   (84)                                    293
                                                      -----------           -----------                               ---------
   Income before income taxes........................     (12,327)                 (759)                                (13,150)
Provision for income taxes...........................       2,775                     -                                   2,775
                                                      -----------           -----------                               ---------
   Net income (loss)................................. $   (15,102)          $      (759)                              $ (15,925)
                                                      ===========           ===========                               =========
Earnings (Loss) Per Share:
   Basic............................................. $     (0.53)                                                    $   (0.56)
                                                      ===========                                                     =========
Weighted average common shares outstanding
   Basic.............................................      28,659                                                        28,659
                                                      ===========                                                     =========




The accompanying notes are an integral part of these pro forma combined financial statements.

               NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                                  (Unaudited)


(1)  Basis of Presentation

On December 2, 1997, Discreet Logic Inc. ("Discreet") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Lantern Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Discreet ("Merger Sub") and Lightscape Technologies, Inc., a Delaware corporation("Lightscape"). On December 30, 1997, pursuant to the Merger Agreement, and upon the satisfaction of certain closing conditions, Merger Sub merged (the "Merger") with and into Lightscape with Lightscape as the surviving corporation and a wholly-owned subsidiary of Discreet. The aggregate purchase price for Lightscape includes the assumption of approximately $5.7 million of net liabilities (of which approximately $3.4 million was paid at closing), not including costs associated with the transaction, and up to $6.8 million in contingent consideration to be paid only if certain revenue objectives are achieved by Lightscape in calendar 1998 and 1999. The acquisition has been accounted for as a purchase.

The unaudited pro forma combined balance sheet as at September 30, 1997 has been prepared as if Discreet had acquired all of the outstanding shares of Lightscape on September 30, 1997. The pro forma combined statements of operations for the fiscal year ended June 30, 1997 and for the three months ended September 30, 1997 are prepared as if Discreet had acquired all of the outstanding shares of Lightscape on August 1, 1996.

On January 9, 1997, the Board of Directors of Discreet Logic approved the change of Discreet Logic's year end from July 31 to June 30. Consequently, the fiscal year ended June 30, 1997 comprised eleven months.

(2)  Adjustments

The following adjustments were made to the unaudited pro forma combined balance sheet and statement of operations:

         1. To record the purchase of Lightscape, together with related costs, as of the dates specified in note 1.
         2.  To expense purchased in-process research and development.
         3.  To record amortization of acquired technology and goodwill.

(3)  Amortization of goodwill and acquired technology

Acquired technology and the goodwill resulting from the acquisition are amortized using the straight-line method over 5 and 3 years respectively.

(4)  Contingent consideration

In accordance with the Merger Agreement, up to $6.8 million in additional consideration is to be paid by Discreet Logic Inc. if certain revenue objectives are achieved by Lightscape in calendar 1998 and 1999.